UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



          Date of Report (date of earliest event reported): May 9, 2003

                                   VIACOM INC.
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

          Delaware                       1-9553                04-2949533
--------------------------------------------------------------------------------
       (State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


1515 Broadway, New York, New York                                10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
                                                     --------------

Item 5.   Other Events.

          On May 9, 2003, Viacom Inc. ("Viacom" or the "Registrant") and Viacom International Inc. ("Viacom International") entered into an underwriting agreement (the "Underwriting Agreement," a copy of which is attached hereto as Exhibit 1.1) with Banc of America Securities LLC, Citigroup Global Markets Inc. and each of the other underwriters named in Schedule I thereto (collectively, the "Underwriters").

          On May 14, 2003, pursuant to the Underwriting Agreement, Viacom issued and sold and the Underwriters purchased $300,000,000 aggregate principal amount of Viacom's 4.625% Senior Notes due 2018 (the "Senior Notes") and $450,000,000 aggregate principal amount of Viacom's 5.50% Senior Debentures due 2033 (the "Senior Debentures" and, together with the Senior Notes, the "Senior Securities"), at public offering prices of 99.273% and 99.201% of the principal amount of the Senior Notes and the Senior Debentures, respectively. The offering yielded aggregate proceeds to Viacom of $738,486,000, after payment of the underwriting discount, but before payment of expenses related to the offering.

          Forms of the Senior Notes and the Senior Debentures, including the guarantees endorsed thereon, are attached hereto as Exhibits 4.1 and 4.2, respectively. The Senior Securities were (i) registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-52728) filed on December 26, 2000, and a Registration Statement on Form S-3 (Registration No. 333-62052) filed on May 31, 2001, which Registration Statement also constituted Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-52728), and the amendment to such Registration Statements filed on June 13, 2001, and (ii) issued under an Indenture, dated as of June 22, 2001 (the "Indenture") among Viacom, Viacom International, as guarantor, and The Bank of New York, as trustee. The Indenture has been previously filed as Exhibit 4.2 to Viacom's Current Report on Form 8-K filed on July 3, 2001.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits

          1.1 Underwriting Agreement, dated May 9, 2003, among Viacom, Viacom International, Banc of America Securities LLC, Citigroup Global Markets Inc. and each of the underwriters named in Schedule I thereto.

          4.1 Form of 4.625% Senior Notes due 2018, including the form of guarantee endorsed thereon.

          4.2 Form of 5.50% Senior Debentures due 2033, including the form of guarantee endorsed thereon.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                VIACOM INC.



Date:  May 15, 2003             By:  /s/ Michael D. Fricklas
                                     ---------------------------------
                                Name:  Michael D. Fricklas
                                Title: Executive Vice President, General Counsel
                                       and Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

1.1 Underwriting Agreement, dated May 9, 2003, among Viacom, Viacom International, Banc of America Securities LLC, Citigroup Global Markets Inc. and each of the underwriters named in Schedule I thereto.

4.1 Form of 4.625% Senior Notes due 2018, including the form of guarantee endorsed thereon.

4.2 Form of 5.50% Senior Debentures due 2033, including the form of guarantee endorsed thereon.